Prospectus Supplement

John Hancock Funds II (the Trust)

Emerging Markets Debt Fund (the fund)

Supplement dated March 30, 2023 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on March 28-30, 2023, the Trust’s Board of Trustees approved a change to the fund’s primary benchmark as of April 1, 2023 (the Effective Date).

In connection with the change described above, the Average annual total returns table under “Past Performance” will be replaced in its entirety, as of the Effective Date, as follows:

Average annual total returns (%)—as of 12/31/21	1 year	5 year	10 year
Class A (before tax)	–6.41	3.53	4.05
after tax on distributions	–7.89	1.63	1.94
after tax on distributions, with sale	–3.79	1.88	2.19
Class C	–4.14	3.63	3.91
Class I	–2.22	4.69	4.81
Class R2	–2.42	4.44	4.54
Class R6	–2.02	4.80	4.76
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses, or taxes)*	–1.80	4.65	5.28
J.P. Morgan EMBI Global Index (reflects no deduction for fees, expenses, or taxes)*	–1.51	4.47	4.95

*	Prior to April 1, 2023, the fund’s primary benchmark was the J.P. Morgan EMBI Global Index. Effective April 1, 2023, the fund’s primary benchmark index is the JP Morgan EMBI Global Diversified Index. The JP Morgan EMBI Global Diversified Index better reflects the universe of investment opportunities based on the fund’s investment strategy.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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